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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 25, 2006
                                                        ------------------


                             FAIR ISAAC CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   0-16439                  94-1499887
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

    901 Marquette Avenue, Suite 3200
         Minneapolis, Minnesota                                  55402-3232
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(Address of principal executive offices)                         (Zip Code)


         Registrant's telephone number, including area code 612-758-5200
                                                           --------------

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS


   Item 2.02     Results of Operations and Financial Condition.
   Item 9.01     Financial Statements and Exhibits.

   Signature
   Exhibit Index
   Exhibit 99.1


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Item 2.02     Results of Operations and Financial Condition.

         On January 25, 2006, Fair Isaac Corporation (the "Company") reported its financial results for the quarter ended December 31, 2005. See the Company's press release dated January 25, 2006, which is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 2.02.

         The press release attached as Exhibit 99.1 hereto includes the non-GAAP financial measure "EPS before Share-Based Compensation" which excludes the expense related to all stock-based compensation. The Company excludes these amounts in order to facilitate the comparison of current results with those of prior periods and with previous guidance provided by the Company, which did not include such expenses, and because these amounts are non-cash expenses. Wherever this non-GAAP financial measure has been included in the press release, the Company has reconciled it to GAAP EPS. This non-GAAP financial measure is not prepared in accordance with accounting principles generally accepted in the United States of America and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Item 9.01     Financial Statements and Exhibits.

       (c) Exhibits.

           Exhibit
           Number                                 Description
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             99.1                 Press Release dated January 25, 2006


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FAIR ISAAC CORPORATION

                                    By  /s/   CHARLES M. OSBORNE
                                       --------------------------------
                                    Charles M. Osborne
                                    Vice President and Chief Financial Officer
Date:  January 25, 2006

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                                  EXHIBIT INDEX

Exhibit
Number                        Description                Method of Filing
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  99.1        Press Release dated January 25, 2006      Filed Electronically